Exhibit 10.20

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT TO THE DEVELOPMENT AGREEMENT AND TO THE SECOND AMENDED AND RESTATED LICENSE, PRODUCT DEVELOPMENT AND SUPPLY UMBRELLA AGREEMENT

This Amendment (“Amendment”) to the Development Agreement dated as of 16 July 2015 (“Development Agreement”) and the Second Amended and Restated License, Product Development and Supply Umbrella Agreement dated as of 16 July 2015 (the “Umbrella Agreement”), is made as of 26 November 2015 by and between TELA Bio, Inc (“TELA Bio”) and Aroa Biosurgery Limited (“Aroa”).

The parties desire to amend certain provisions of the Development Agreement and the Umbrella Agreement as set forth in this Amendment.

Now, Therefore, in consideration of the covenants and agreements set forth herein, the parties hereto, intending to be legally bound, agree as follows:

1.                                      The Development Agreement is hereby amended as follows:

a.                                      The Completion Date for the products described in items 2 and 3 of the first page of the Development Agreement, [***].

b.                                      The payment schedule set forth on page two of the Development Agreement is hereby amended to [***].

2.                                      The parties confirm that the condition for the payment of the Final Payment Amount (as amended herein) has been satisfied.  Accordingly, the payment of the Final Payment Amount is due and payable as of the date of the signing of this Amendment TelaBio agrees to sign the “Escrow Funds Payment Instructions” attached as the Appendix hereto contemporaneously with the signing of this Amendment.

3.                                      As a consequence of the amendments to the Development Agreement as set forth herein, the Umbrella Agreement is hereby amended as follows:

a.                                      The October 31. 2015 deadline for the completion of the [***] (as defined above) is hereby extended to [***].

4.                                      Aroa and TELA agree that the Goal Deadline for the Abdominal Wall/Hernia Repair Products is not amended and remains unaffected by any of the provisions of this Amendment.

5.                                      For the avoidance of doubt and for the purposes of clarification, the parties agree that the extension of the Completion Date hereunder shall not constitute “a delay in the development of the Abdominal Wall/Hernia Products under the Development Agreement due to a failure of Aroa or the failure of Aroa to deliver the Products to TELA Bio for a commercial launch pursuant to a Purchase Order provided in accordance with Section 8.3” under section 8.12 of the Umbrella Agreement.

Capitalised terms in this Amendment have the meanings given to those terms in the Development Agreement and the Umbrella Agreement.

Except as otherwise amended herein, the other provisions of the Development Agreement and the Umbrella Agreement continue to be in full force and effect.

The parties agree that this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, excluding its conflict of laws provisions. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.  Executed signature pages to this Amendment may be delivered by facsimile or pdf electronic transmission and such signature pages shall be deemed for all purposes to be originally signed signature pages.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed by its duly authorized representative.

TELA BIO, INC.		AROA BIOSURGERY LIMITED

By:	/s/ Antony Koblish	By:	/s/ Brian Ward

Name:	Antony Koblish	Name:	Brian Ward

Title:	President & CEO	Title:	CEO

APPENDIX

ESCROW FUNDS PAYMENT INSTRUCTIONS

See attached

ESCROW FUNDS PAYMENT INSTRUCTIONS

In accordance with clause 9.1.1 of the Escrow Agreement between the TELA Bio Inc. (“TELA Bio”), Aroa Biosurgery Limited (“Aroa”) and Duncan Cotterill (the Escrow Agent”) dated 17 July 2015 (“Escrow Agreement”), the undersigned, on behalf of each of TELA Bio and Aroa instruct the Escrow Agent to release the amount of [***] from the Escrow Funds on the date of these instructions, in accordance with the Payment Schedule (as that term is defined in the Escrow Agreement), less any deductions permitted under the Escrow Agreement, into the bank account of Aroa as set out below.

The parties confirm that any conditions in the Payment Schedule for the payment of the amount instructed herein has been satisfied.

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DATE:          26 November 2015

SIGNED BY:

TELA BIO, INC.		AROA BIOSURGERY LIMITED

By:	/s/ Antony Koblish	By:	/s/ Brian Ward

Name:	Antony Koblish	Name:	Brian Ward

Title:	President & CEO	Title:	CEO